SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       COMMISSION FILE NO.: 33-14987-A



                      Date of Report: September 12, 2005



                               CRSI GROUP, INC.
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            (Exact name of registrant as specified in its charter)


          Florida                                         65-0023471
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  (State of other jurisdiction of                    (IRS Employer
   incorporation or organization                      Identification No.)


          826 Broadway, 9th Floor, New York, NY            10003
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         (Address of principal executive offices)        (Zip Code)


                                (212) 505-0282
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              (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Election of Directors

     On September 12, 2005 Jeremy Feakins, who had been the sole member of the CRSI Board of Directors, elected five additional members to the Board of Directors. The new directors and the committees of the Board to which they have been appointed are:

             Ytzik Aranov

             Frank A. Corvino - Compensation Committee (Chairman)

             Theodore F. di Stefano - Audit Committee (Chairman)

             Peter Gerald Malone - Audit Committee, Compensation Committee

             Michael John Mills

     Messrs. Corvino, di Stefano and Malone are independent directors, and none of them has had any material transaction with CRSI or its subsidiaries.

     Mr. Aranov is employed by CRSI's subsidiary, Care Recruitment Solutions International, Inc., as its Senior Vice President for International Operations. Mr. Aranov has an employment agreement with Care Recruitment, pursuant to which he is paid an annual salary of $175,000. CRSI also issued to Mr. Aranow 539,877 CRSI Group common shares in June 2005, and has committed to issue to him additional shares equal 1.99% of CRSI Group's outstanding shares whenever CRSI Group achieves annual revenues of $6.6 million or more.

     Mr. Mills is employed as Managing Director of CRS Europe, a division of Care Recruitment Solutions International, Inc. Mr. Mills has an employment agreement with Care Recruitment, pursuant to which he is paid an annual salary of 150,000 British pounds.

     The Board adopted a compensation plan for the directors. CRSI will pay the members of its Board of Directors a monthly fee of $1000, and will pay each director $500 for each meeting of the Board or committee meeting he attends. The Board also awarded each independent director an option to purchase 100,000 common shares at $.55 per share, and awarded Messrs. Aranov and Mills each an option to purchase 75,000 shares at $.55 per share.

Item 9.01  Financial Statements and Exhibits

99.  Press release dated September 15, 2005.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 16, 2005                       CRSI GROUP, INC.

                                         By: /s/ Jeremy P. Feakins.
                                         ------------------------------
                                         Jeremy P. Feakins, President